UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 29, 2008

UNIVERSAL CITY DEVELOPMENT PARTNERS, LTD.

UCDP FINANCE, INC.

(Exact name of Registrants as specified in its charter)

Florida Florida	333-108661	59-3128514 42-1581381
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification no.)

1000 Universal Studios Plaza Orlando, FL	32819-7610
(Address of principal executive offices)	(Zip code)

(407) 363-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

A. On February 29, 2008, Universal City Development Partners, Ltd. (“UCDP”) and its constituent partners, Universal City Florida Holding Co. I (“HoldCo I”) and Universal City Florida Holding Co. II (“HoldCo II”, and collectively with Holdco I “Holdings” ), each through its constituent partners BLACKSTONE UTP CAPITAL L.L.C., BLACKSTONE UTP CAPITAL A L.L.C., BLACKSTONE UTP OFFSHORE CAPITAL L.L.C., and BLACKSTONE FAMILY MEDIA III L.L.C., all Delaware limited liability companies (collectively, the “Blackstone Partners”) and UNIVERSAL CITY PROPERTY MANAGEMENT II LLC, a Delaware limited liability company (“UniCo”) (the Blackstone Partners and UniCo are, collectively, the “Partners”), entered into a contribution agreement (the “Agreement”). The Agreement allows UCDP to request, through HoldCo I and HoldCo II, cash contributions not to exceed a total of $50,000,000, divided in proportion to the Partners’ respective equity interests in Holdings, in return for the issuance to Holdings of additional Partnership interests in UCDP, to fund ongoing capital expenditure needs. The Partners agree to make such contributions within five days of receiving such written request. The capital expenditures funded from such capital contributions will not count against the limitations on capital expenditures under UCDP’s existing bank credit agreement with JPMorgan Chase.

B. Forward-Looking Information

Certain statements appearing in this Current Report on Form 8-K are “forward-looking statements.” Forward-looking statements include statements concerning our plans, objectives, goals, strategies, future events, future revenue or performance, capital expenditures, financing needs, plans or intentions relating to acquisitions, business trends and other information that is not historical information. When used in this report, the words “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “forecasts” or future conditional verbs, such as “will,” “should,” “could,” or “may” and variations of such words or similar expressions, are intended to identify forward-looking statements. Because these forward-looking statements are subject to numerous risks and uncertainties, our actual results may differ materially from those expressed in or implied by such forward-looking statements. Some of the risks and uncertainties that may cause such differences include, but are not limited to, risks and uncertainties relating to a general economic downturn; the dependence of our business on air travel; the risks inherent in deriving substantially all of our revenues from one location; our dependence on Universal Studios, Inc. and its affiliates; the loss of key distribution channels for pass sales; competition within the Orlando theme park market; publicity associated with accidents occurring at theme parks; the loss of material intellectual property rights used in our business; and the seasonality of our business. There may also be other factors that may cause our actual results to differ materially from those expressed in or implied by any forward-looking statements contained in this report.

Item 9.01	Financial Statements and Exhibits

A. Exhibits

99.1	Contribution agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

UNIVERSAL CITY DEVELOPMENT PARTNERS, LTD.

Date:	March 6, 2008	By:	/s/ Tracey L. Stockwell
		Name:	Tracey L. Stockwell
		Title:	Principal Financial Officer

UCDP FINANCE, INC.

Date:	March 6, 2008	By:	/s/ Tracey L. Stockwell
		Name:	Tracey L. Stockwell
		Title:	Treasurer (Principal Financial Officer)